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                                 EXHIBIT 23(C)

                         CONSENT OF DUPREE & CAMPUTARO

                       CONSENT OF INDEPENDENT ACCOUNTANTS

WE CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM S-4 OF OUR REPORT DATED JANUARY 25, 1996, ON OUR AUDIT OF THE CONSOLIDATED FINANCIAL STATEMENTS OF TOMOKA BANCORP, INC. AND TO THE REFERENCE TO OUR FIRM UNDER THE HEADING "EXPERTS."

/S/ DUPREE & CAMPUTARO
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OCTOBER 25, 1996